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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              September 2, 2003


                          MUELLER INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)


       Delaware                     1-6770                 25-0790410
(State or other jurisdiction     (Commission             (IRS Employer
of incorporation)                File Number)           Identification No.)


     8285 Tournament Drive, Suite 150, Memphis, Tennessee        38125
           (Address of principal executive offices)           (Zip Code)


                               (901) 753-3200
            (Registrant's telephone number, including area code)























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Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits:

The following exhibit is filed herewith:

                      99.1     Press Release issued September 2, 2003.


















































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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MUELLER INDUSTRIES, INC.

                                       By:  /s/Kent A. McKee
                                          Name:   Kent A. McKee
                                          Title:  Vice President and Chief
                                                  Financial Officer

Date:  September 2, 2003








































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                                EXHIBIT INDEX


   Exhibit                                       Description
   -------                                       -----------
   99.1                                Press Release issued September 2, 2003.



















































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